Exhibit 99.1
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Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR THIRD QUARTER FISCAL 2024
RIDGELAND, Miss. (April 2, 2024) - Cal-Maine Foods, Inc.

(NASDAQ: CALM) (“Cal-Maine Foods” or the
“Company”), the

largest producer and

distributor of

fresh shell

eggs in

the United

States, today reported
results for the third quarter of fiscal 2024 (thirteen weeks) ended March 2,

2024.

Third Quarter Fiscal Year 2024 Highlights
●
Quarterly net sales of $703.1 million
●
Quarterly net income of $146.4 million, or $3.01 per basic common share
●
Record quarterly sales volume of total dozens sold and specialty dozens sold
●
Cash dividend of $48.9 million, or $1.00 per share, pursuant to the Company’s established
dividend policy
Overview
Sherman

Miller,

president

and

chief

executive

officer

of

Cal-Maine

Foods,

stated,

“We

are

very
pleased with

Cal-Maine Foods’

strong financial

and operating

performance for

the third

quarter of

fiscal
2024.

Our sales

reflect lower

average selling prices

compared to

a year

ago, when

the shell

egg industry
experienced record

high market

prices due

primarily to

the impact

of highly

pathogenic avian

influenza
(“HPAI”) and

other market

factors resulting

in a

significant reduction

in supply.

While the

more recent
outbreaks of HPAI have also affected supply and caused

market prices to move higher, the overall market
impact has

not been

as severe.

Fueled by

strong demand,

our total

sales volumes

(dozens sold)

for

the
quarter

were

higher

than

the

third

quarter

of

fiscal

2023

and

reached

a

Company

record.

Consumer
demand for

eggs has

been strong,

especially during

the winter

holiday season.

We have

worked hard

to
meet this demand with

a favorable product

mix of conventional

and specialty eggs, as

well as enhanced

egg
products

offerings.

Our

managers

and

employees

have

continued

to

efficiently

run

our

operations

in

a
challenging environment

due to

the impact

of and

ongoing threat

of HPAI.

Despite the

distractions, we
have continued to meet the needs of our valued customers.

“In

addition

to

our

strong

organic

growth

opportunities,

we

are

pleased

with

the

operational
performance and

successful integration

of our

acquisition of

assets of

Fassio Egg

Farms, Inc.,

located in
Erda, Utah outside of Salt Lake City,

acquired in our second fiscal quarter.

Following the end of the third
quarter,

we

completed

the

acquisition

from

Tyson

Foods,

Inc.

(NYSE:TSN)

of

a

recently

closed

broiler
processing plant, hatchery and feed mill located in Dexter, Missouri. We intend to repurpose the acquired assets

for

use

in

egg

and egg

products production.

We

remain focused

on identifying

other

acquisition
opportunities that complement our operating model and further extend our market reach.”

Cal-Maine Foods Reports Third Quarter Fiscal 2024

Results

April 2, 2024
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Sales Performance & Operating Highlights
Max Bowman, vice president

and chief financial officer

of Cal-Maine Foods, added,

“For the third
quarter of fiscal 2024,

our net sales were $703.1

million compared with $997.5

million for the same

period
last year, which

was the Company’s

highest quarterly sales

period with record

high average selling

prices
for conventional

and specialty

eggs. The

decline in

sales revenue

for the

third quarter

of fiscal

2024 was
primarily due

to the

significant decrease

in egg

prices compared

to a

year ago.

However, market

prices
moved higher

sequentially in

the third

fiscal quarter

due to

both the

recent impact

of HPAI

and normal
seasonal fluctuations.

“Our overall sales volumes improved 3.2% compared to the same period last year as we sold 300.8 million dozens compared with 291.4

million dozens for the third

quarter of fiscal 2023.

Conventional eggs
sold reached

192.2 million

dozens, up

2.6%, while

specialty eggs

sold were

108.6 million

dozens, a

4.4%
increase

over

the

prior-year

period.

These

results

represent

the

highest

total

dozens

sold

and

highest
specialty dozens sold in any quarter for Cal-Maine Foods.
“Net income attributable

to Cal-Maine Foods

for the

third quarter

of fiscal 2024

was $146.7

million,
or $3.00 per diluted share,

compared with $323.2 million,

or $6.62 per diluted share,

for the third quarter
of fiscal 2023, which was another record for the Company.

“The net

average selling

price per

dozen was

$2.152 for

conventional eggs

in the

third quarter

of
fiscal

2024, down

41.5%

compared

with

$3.678 for

the

prior-year

quarter. Net

average selling

price

for
specialty eggs was $2.415 per dozen, compared with

$2.616 per dozen for the third quarter

of fiscal 2023,
a decline of 7.7%. Specialty dozens

sold were 36.1% of total

dozens sold in the third

quarter of fiscal 2024
compared with 35.7% in the prior-year period.

“We reported

operating income

of $162.8

million for

the third

quarter of

fiscal 2024,

compared with
operating income

of $407.8

million for

the prior-year

quarter, primarily

reflecting lower

market prices.
However, we benefitted from lower feed

ingredient prices compared with the same

period a year ago. For
the third quarter of fiscal 2024, feed costs per dozen were down 19.9% compared with the third quarter of fiscal 2023.

Our other farm

production costs were higher

primarily due to

higher flock amortization and
increased facility costs.

“Current

indications

for

corn

supply

project

an

overall

better

stocks-to-use

ratio,

implying
potentially

lower

prices

in

the

near

term.

However,

as

we

continue

to

face

uncertain

external

forces
including weather

patterns and

global supply

chain disruptions,

price volatility

could remain.

Soybean meal
supply has remained tight relative to demand in the third quarter of fiscal

2024.”

13 Weeks Ended 39 Weeks Ended
March 2, 2024 February 25, 2023 March 2, 2024 February 25, 2023
Dozen Eggs Sold (000) 300,779 291,416 862,078 850,819
Conventional Dozen Eggs Sold (000) 192,182 187,357 566,174 555,045
Specialty Dozen Eggs Sold (000) 108,597 104,059 295,904 295,774
Dozen Eggs Produced (000) 259,527 263,174 774,984 782,186
% Specialty Sales (dozen) 36.1% 35.7% 34.3% 34.8%
% Specialty Sales (dollars) 38.5% 28.2% 42.5% 29.6%
Net Average Selling Price (per dozen) $ 2.247 $ 3.298 $ 1.866 $ 2.771
Net Average Selling Price Conventional
Eggs (per dozen) $ 2.152 $ 3.678 $ 1.624 $ 2.984
Net Average Selling Price Specialty Eggs
(per dozen) $ 2.415 $ 2.616 $ 2.328 $ 2.369
Feed Cost (per dozen) $ 0.544 $ 0.679 $ 0.564 $ 0.677

Cal-Maine Foods Reports Third Quarter Fiscal 2024

Results

April 2, 2024
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HPAI & Table Egg Supply Outlook
Outbreaks of HPAI have

continued to occur in

U.S. poultry flocks. From

November 2023 through
January

of

2024,

the

USDA

division

of

Animal

and

Plant

Health

Inspection

Service

reported

that
approximately 15.7 million commercial

layer hens and

pullets have been

depopulated as a

result of HPAI
outbreaks.
During the third quarter of fiscal 2024, Cal-Maine Foods experienced an HPAI outbreak within its facilities in

Kansas, resulting

in depopulation

of approximately

1.5 million

laying hens

and 240,000

pullets.
Following the end of the third quarter, on

April 1, 2024, one of the Company’s facilities

located in Parmer
County, Texas, tested positive

for HPAI, resulting in

depopulation of approximately

1.6 million laying

hens
and 337,000 pullets, or approximately 3.6% of the Company’s total flock as of March 2, 2024.

Production
at the facility has temporarily

ceased as the Company follows

the protocols prescribed by the

USDA. Cal-
Maine Foods is working to secure production from other facilities to minimize disruption to its customers.
The Company remains

dedicated to robust

biosecurity programs across its

locations; however, no
farm is

immune from

HPAI. HPAI

is still

present in

the wild

bird population

and the

extent of

possible
future outbreaks,

with heightened

risk during

the migration

seasons, cannot

be predicted.

According to
the U.S. Centers for

Disease Control and Prevention, the

human health risk to

the U.S. public from

HPAI
viruses is considered to be

low.

Also, according to the USDA, HPAI

cannot be transmitted through safely
handled and properly

cooked eggs.

There is no

known risk related

to HPAI associated

with eggs that

are
currently in the market and no eggs have been recalled.
Looking Ahead
Miller added,

“We are

proud of

our ability

to manage

our operations

effectively and

deliver favorable
results to

date for

fiscal 2024.

Like other

producers, we

have navigated

significant challenges

related to
HPAI,

and

we

remain

diligent

in

our

efforts

to

mitigate

any

future

risks.

We

commend

our

team

of
managers and

employees who

have worked

through these

challenges with

minimal disruption

to our

overall
production

and

distribution.

Importantly,

we

remain

committed

to

meeting

the

needs

of

our

valued
customers

with

a

diverse

offering

of

quality

products.

Demand

for

shell

eggs

has

remained

strong

as
consumers look for an affordable

and nutritious protein option. Across our

operations, we are focused on
meeting this

demand, as

we

continue to

identify opportunities

to

extend our

market reach.

We

are also
making significant

investments in

our operations

to drive

innovation and

more efficient

production and
support our ability to add capacity, including cage-free opportunities. We have a strong balance sheet that provides us with the

flexibility to fund our

growth initiatives, including potential acquisitions. We

believe
fiscal 2024

will be

another successful

year for

the Company,

and we

look forward

to the

opportunities ahead
for Cal-Maine Foods.”
Dividend Payment
For

the

third quarter

of fiscal

2024,

Cal-Maine Foods

will

pay

a

cash

dividend of

approximately
$1.00 per

share to

holders of

its common

and Class

A common

stock. Pursuant

to Cal-Maine

Foods’ variable
dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company

pays

a

cash
dividend to

shareholders in an

amount equal

to one-third

of such

quarterly income.

Following a

quarter
for which the

Company does not

report net income,

the Company will

not pay a

dividend with

respect to
that quarter or

for a subsequent

profitable quarter until

the Company is

profitable on

a cumulative basis
computed from

the date

of the

most recent

quarter for

which a

dividend was

paid. The

amount paid

per
share will vary based on the number

of outstanding shares on the record date. The

dividend is payable on
May 16, 2024, to holders of record on May 1, 2024.
About Cal-Maine Foods
Cal-Maine Foods, Inc.

is primarily engaged

in the production,

grading, packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally enhanced eggs.

The Company, which is

headquartered in Ridgeland, Mississippi,

Cal-Maine Foods Reports Third Quarter Fiscal 2024

Results

April 2, 2024
-MORE-
is the largest

producer and distributor of

fresh shell eggs in

the United States and

sells the majority of

its
shell

eggs

in

states across

the southwestern,

southeastern, mid-western

and mid-Atlantic

regions of

the
United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term

is defined in the

Private Securities Litigation Reform

Act of 1995.

The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict
and may be

beyond our

control. The

factors that could

cause actual results

to differ materially

from those
projected in

the

forward-looking statements

include, among

others, (i)

the

risk factors

set forth

in the
Company’s SEC

filings (including

its Annual

Reports on

Form 10-K, Quarterly

Reports on

Form 10-Q

and
Current Reports

on Form

8-K),

(ii) the

risks and

hazards inherent

in the

shell egg

business (including
disease, pests, weather

conditions and potential

for recall),

including but not

limited to the

most recent
outbreak of highly pathogenic avian influenza affecting poultry in the U.S., Canada and other countries
that

was

first

detected in

commercial

flocks

in

the

U.S.

in

February

2022 and

that

first

impacted our
flocks in December 2023, (iii)

changes in the demand

for and market prices of

shell eggs and feed costs,
(iv) our ability to

predict and meet demand

for cage-free and other specialty

eggs, (v) risks, changes or
obligations that could result from our

future acquisition of new flocks or businesses

and risks or changes
that

may

cause

conditions

to

completing

a

pending

acquisition

not

to

be

met,

(vi)

risks

relating

to
increased

costs,

and

higher and

potentially

further

increases

in

inflation

and

interest

rates,

(vii)

our
ability

to

retain

existing

customers,

acquire

new

customers

and

grow

our

product

mix,

(viii)

adverse
results

in

pending

litigation

matters,

and

(ix)

global

instability,

including

as

a

result

of

the

war

in
Ukraine, the Israel-Hamas conflict and attacks on shipping in the Red Sea. SEC filings may

be obtained
from the

SEC or

the Company’s

website
,

www.calmainefoods.com. Readers are

cautioned not

to place
undue reliance on

forward-looking statements

because, while we

believe the assumptions

on which

the
forward-looking statements

are

based

are

reasonable, there

can

be

no

assurance

that

these

forward-
looking statements

will prove

to be

accurate. Further,

the forward-looking

statements included

herein
are only

made as

of the

respective dates

thereof, or if

no date

is stated,

as of

the date

hereof. Except

as
otherwise required

by law, we

disclaim any intent

or obligation

to publicly update

these forward-looking
statements, whether as a result of new information, future events or otherwise.

Cal-Maine Foods Reports Third Quarter Fiscal 2024

Results

April 2, 2024
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended 39 Weeks Ended
March 2, 2024 February 25, 2023 March 2, 2024 February 25, 2023
Net sales $ 703,076 $ 997,493 $ 1,685,654 $ 2,457,537
Cost of sales 484,504 534,467 1,330,519 1,459,172
Gross profit 218,572 463,026 355,135 998,365
Selling, general and administrative 66,020 58,489 194,844 170,048
Gain on involuntary conversions (9,929) (3,220) (9,929) (3,220)
(Gain) loss on disposal of fixed assets (306) (26) (44) 36
Operating income 162,787 407,783 170,264 831,501
Other income, net 22,372 17,104 37,746 21,134
Income before income taxes 185,159 424,887 208,010 852,635
Income tax expense 38,796 102,118 44,658 206,438
Net income 146,363 322,769 163,352 646,197
Less: Loss attributable to noncontrolling interest (349) (450) (1,295) (896)
Net income attributable to Cal-Maine Foods, Inc. $ 146,712 $ 323,219 $ 164,647 $ 647,093
Net income per common share:
Basic $ 3.01 $ 6.64 $ 3.38 $ 13.31
Diluted $ 3.00 $ 6.62 $ 3.37 $ 13.25
Weighted average shares outstanding:
Basic 48,727 48,653 48,702 48,634
Diluted 48,884 48,842 48,865 48,832

Cal-Maine Foods Reports Third Quarter Fiscal 2024

Results

April 2, 2024
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
March 2, 2024 June 3, 2023
ASSETS
Cash and short-term investments $ 694,843 $ 647,914
Receivables, net 246,622 187,213
Inventories, net 269,244 284,418
Prepaid expenses and other current assets 6,883 5,380
Current assets 1,217,592 1,124,925
Property, plant and equipment, net 826,573 744,540
Other noncurrent assets 89,364 85,060
Total assets $ 2,133,529 $ 1,954,525
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 166,798 $ 145,601
Dividends payable 48,891 37,130
Current liabilities 215,689 182,731
Deferred income taxes and other liabilities 196,881 162,211
Stockholders' equity 1,720,959 1,609,583
Total liabilities and stockholders' equity $ 2,133,529 $ 1,954,525